UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2022
Ciner Resources LP
(Exact name of registrant as specified in its charter)

Delaware	001-36062	46-2613366
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

Five Concourse Parkway		30328
Suite 2500		(Zip Code)
Atlanta,	Georgia
(Address of principal executive office)

(770) 375-2300
Registrant’s telephone number, including area code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common units representing limited partnership interests	CINR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD.
As a result of the previously disclosed sale by Ciner Enterprises Inc. of 60% of the outstanding units in Sisecam Chemicals Resources LLC (formerly known as Ciner Resources Corporation), the indirect owner of approximately 74% of the common units in Ciner Resources LP (the “Partnership”) and 100% of the general partner of the Partnership, to Sisecam Chemicals USA Inc., the Partnership is expected to change its name to Sisecam Resources LP to be effective on or about February 18, 2022. The Partnership’s common units are expected to trade on the New York Stock Exchange under the new ticker symbol “SIRE” on or about March 1, 2022. On February 17, 2022, the Partnership issued a press release announcing the aforementioned name change. A copy of the press release is furnished as Exhibit 99.1 hereto.
In accordance with General Instruction B.2 to Form 8-K, the information provided under this Item 7.01 and the information attached to this Form 8-K as Exhibit 99.1 shall be deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Partnership that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Partnership or any of its affiliates.
This Form 8-K and related Exhibit 99.1 attached hereto contain forward-looking statements. Statements other than statements of historical facts included in this Form 8-K and related Exhibit 99.1 attached hereto that address activities, events or developments that the Partnership expects, believes or anticipates will or may occur in the future are forward-looking statements. Forward-looking statements include all statements that are not historical facts and in some cases may be identified by the use of forward-looking terminology such as the words “believe,” “expect,” “plan,” “intend,” “seek,” “anticipate,” “estimate,” “predict,” “forecast,” “project,” “potential,” “continue,” “may,” “will,” “could,” “should,” or the negative of these terms or similar expressions. Such statements are based only on the Partnership’s current beliefs, expectations and assumptions regarding the future of the Partnership’s business, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Partnership’s control. The Partnership’s actual results and financial condition may differ materially from those implied or expressed by these forward-looking statements. Risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, any of these forward-looking statements are described in the sections entitled “Cautionary Statement Concerning Forward-Looking Statements” and “Risk Factors”, contained in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2020, as updated by subsequent reports filed with the United States Securities and Exchange Commission. All forward-looking statements included in this Form 8-K and related Exhibit 99.1 attached hereto are expressly qualified in their entirety by such cautionary statements. Consequently, you are cautioned not to place undue reliance on any forward-looking statement because no forward-looking statement can be guaranteed. Unless required by law, the Partnership undertakes no duty and does not intend to update the forward-looking statements made herein to reflect new information or events or circumstances occurring after this Form 8-K. All forward-looking statements speak only as of the date made.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
99.1	Press Release of Ciner Resources LP, dated February 17, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Date: February 17, 2022

CINER RESOURCES LP

By:	Ciner Resource Partners LLC,
its General Partner

By:	/s/ Marla E. Nicholson
Marla E. Nicholson Vice President, General Counsel and Secretary of Ciner Resource Partners LLC, the registrant’s General Partner